UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 6, 2006

                              Liska Biometry, Inc.
             (Exact name of registrant as specified in its chapter)

         Florida                      333-94265                          061562447
         -------                      ---------                          ---------
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
    of incorporation)

                                 100 Main Street
                           Dover, New Hampshire 03820
               (Address of principal executive offices) (Zip Code)

                                 1-603 742-8100
          (Telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."

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Item 1.01 Entry Into Material Definitive Agreement
Entry into Material Agreement, Financial Obligation Matter


Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2006, Liska Biometry Inc. ("Liska") entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Liska issued CAMOFI Master LDC two convertible promissory notes, one for $3,000,000 and a second for $2,000,000 (collectively "Convertible Notes"). Pursuant to Section 2.2 of the Purchase Agreement, Liska is required to place $2,000,000 in the Escrow Account, and, subject to the provisions of the Purchase Agreement and any of the Transaction Documents regarding release and use of such proceeds, maintain such amount in the Escrow Account for as long as CAMOFI shall have any obligations outstanding under the Note. The Convertible Notes will each mature on May 31st, 2009. The Convertible Notes bear an interest rate of 10% per annum. The Convertible Notes are convertible into shares of Liska common stock at $0.40 per share and $0.60 per share respectively. Liska granted to CAMOFI Master LDC a priority security interest in our assets.

In addition to the Convertible Notes and pursuant to the financing arrangement, Liska issued CAMOFI Master LDC a warrant to purchase up to 12,500,000 shares of our common stock ("Warrant"). The Warrant has a five year term and an exercise price of $0.40 per share.

The Company has agreed to use its best efforts to register the shares of common stock underlying the Convertible Notes and the Warrant.

The information in this Form 8-K and the attached Exhibits is being furnished pursuant to Item 1.01 "Entry into a Material Definitive Agreement" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of Direct Financial Obligation.

On June 5, 2006, Liska Biometry Inc. ("Liska") entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Liska issued CAMOFI Master LDC two convertible promissory notes, one for $3,000,000 and a second for $2,000,000 (collectively "Convertible Notes"). The Convertible Notes will each mature on May 31st, 2009. The Convertible Notes bear an interest rate of 10% per annum. The Convertible Notes are convertible into shares of Liska common stock at $0.40 per share and $0.60 per share respectively. Liska granted to CAMOFI Master LDC a priority security interest in our assets.

In addition to the Convertible Notes and pursuant to the financing arrangement, Liska issued CAMOFI Master LDC a warrant to purchase up to 12,500,000 shares of our common stock ("Warrant"). The Warrant has a five year term and an exercise price of $0.40 per share.

The Company has agreed to use its best efforts to register the shares of common stock underlying the Convertible Notes and the Warrant.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 1.01 "Entry into a Material Definitive Agreement" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities

On June 5, 2006, Liska Biometry Inc. ("Liska") entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Liska issued CAMOFI Master LDC two convertible promissory notes, one for $3,000,000 and a second for $2,000,000 (collectively "Convertible Notes"). The Convertible Notes will each mature on May 31st, 2009. The Convertible Notes bear an interest rate of 10% per annum. The Convertible Notes are convertible into shares of Liska common stock at $0.40 per share and $0.60 per share respectively. Liska granted to CAMOFI Master LDC a priority security interest in our assets.

In addition to the Convertible Notes and pursuant to the financing arrangement, Liska issued CAMOFI Master LDC a warrant to purchase up to 12,500,000 shares of our common stock ("Warrant"). The Warrant has a five year term and an exercise price of $0.40 per share.

The Convertible Notes and Warrant were issued as restricted securities and are exempt from registration under ss.5 of the Securities Act of 1933, as the issuances are deemed exempt from registration under ss.3(a)(9), ss.4(1) and 4(2) of the Securities Act of 1933

Item 7.01 Regulation FD Disclosure.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto as
Exhibit 99.1 is a Press Release issued by the Registrant on June 9, 2006 regarding the consummation and effectiveness of the Agreement.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits

                Exhibit
                Number       Description
                ------       -----------

                10.1         Securities Purchase Agreement

                10.2         Secured Promissory Note

                10.3         Secured Promissory Note

                10.4         Security Agreement

                10.5         Warrant Agreement

                99.1         Press Release dated June 9, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Liska Biometry, Inc.
Dated: June 9, 2006

                                        By: /s/ Christopher LeClerc
                                            -------------------------------
                                            Christopher LeClerc, President and
                                            CFO

                                INDEX TO EXHIBITS

                Exhibit
                Number       Description
                ------       -----------

                10.1         Securities Purchase Agreement

                10.2         Secured Promissory Note

                10.3         Secured Promissory Note

                10.4         Security Agreement

                10.5         Warrant Agreement

                99.1         Press Release dated June 9, 2006